The Internet Fund                                             June 17, 1999

                          Supplement to the Prospectus
                              dated April 30, 1999

Effective June 11, 1999, the proposed assignment of the Investment Advisory Contract with Kinetics Asset Management, Inc. (the "Adviser") to Lepercq, de Neuflize & Co. Incorporated has terminated. Kinetics Asset Management, Inc. will continue to be the investment adviser of The Internet Fund under the existing Investment Advisory Contract. The termination of the proposed assignment of the Investment Advisory Contract will have no immediate impact upon the adviser's performance of its responsibilities and obligations. Furthermore, Ryan Jacob will continue as the portfolio manager of The Internet Fund.

The prospectus is amended as follows:

Page 5

Following the section under the caption "Management of the Fund", the following material should be deleted:

      On March 12, 1999, Kinetics Asset Management, Inc. entered into an agreement under which its business and substantially all of its assets will be sold to Lepercq, de Neuflize & Co. Incorporated ("Lepercq"), an investment adviser registered under the Investment Advisers Act of 1940.

      If effectuated, this transaction will result in an assignment of the Investment Advisory Contract with the adviser to Lepercq. Under the
      Investment  Company  Act of  1940,  such  an  assignment  will  cause  the
      Investment Advisory Contract between the fund and the adviser to automatically terminate. Therefore, as a condition to the closing of the purchase, the shareholders of the fund will be asked to approve a new Investment Advisory Contract with Lepercq.

      The adviser and Lepercq have indicated that the potential sale of the adviser will have no immediate impact upon the adviser's performance of its responsibilities and obligations. Furthermore, Ryan Jacob will continue as the portfolio manager of the fund.













Please retain this Supplement with your Prospectus for future reference.